                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/Phyllis A. Knight
                                        --------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                  MARCH 1997

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PS5 PT3 PU0 PV8
                                 PW6 PX4 PY2
                                 Trust Account:  3335180-0
     CLASS HI: A CERTIFICATES
     ------------------------

1.   (a) Sub-Pool HI Amount Available
         (including Monthly Servicing Fee)                      $4,737,034.09

     (b) Class HI: M-1 Interest Deficiency Amount
         (if any), Class HI: M-2 Interest Deficiency
         Amount (if any) and Class HI: B-1 Interest
         Deficiency Amount (if any) withdrawn for prior
         Payment Date                                                     .00

     (c) Sub-Pool HI Amount Available after giving effect to
         withdrawal of any Class HI: M-1 Interest Deficiency
         Amount, Class HI: M-2 Interest Deficiency Amount and
         Class HI: B-1 Interest Deficiency Amount for prior
         Payment Date                                            4,737,034.09

2. Aggregate Interest

     (a) Class HI: A-1 Pass-through Rate          6.40%

     (b) Class HI: A-1 Interest                                    262,215.19

     (c) Class HI: A-2 Pass-through Rate          6.80%

     (d) Class HI: A-2 Interest                                    187,000.00

     (e) Class HI: A-3 Pass-through Rate          7.15%

     (f) Class HI: A-3 Interest                                    269,435.83

3. Amount applied to Unpaid Class HI: A Interest Shortfall                .00

4. Remaining Unpaid Class HI: A Interest Shortfall                        .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 2

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PS5 PT3 PU0 PV8
                                 PW6 PX4 PY2
                                 Trust Account:  3335180-0

    PRINCIPAL

5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a)  Scheduled Principal      515,564.73
     (b)  Principal Prepayments  2,670,093.66
     (c)  Liquidated Contracts      84,850.62
     (d)  Repurchases                     .00
     (e)  Previously undistributed
     (f)  Principal Amounts               .00

               Total Principal                                3,270,509.01

6. Pool Scheduled Principal Balance of Sub-Pool HI          160,457,775.41

7. Sub-Pool HI Senior Percentage for such Payment Date                 100%

8. Class HI: A Principal Distribution:

     (a)  Class HI: A-1                                       3,270,509.01
     (b)  Class HI: A-2                                                .00
     (c)  Class HI: A-3                                                .00

9. Class HI: A Principal Balance:

     (a)  Class HI: A-1 Principal Balance                    45,894,838.41
     (b)  Class HI: A-2 Principal Balance                    33,000,000.00
     (c)  Class HI: A-3 Principal Balance                    45,220,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                              747,874.06

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 3

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PS5 PT3 PU0 PV8
                                 PW6 PX4 PY2
                                 Trust Account:  3335180-0


     INTEREST

11. Current Interest
       (a) Class HI: M-1 Pass-through Rate 7.60
       (b) Class HI: M-1 Interest                               93,796.67

12. Amount applied to Unpaid Class HI: M-1 Interest Shortfall         .00

13. Amount applied to Class HI: M-1 Interest Deficiency Amount        .00

14. Remaining unpaid Class HI: M-1 Interest Deficiency Amount         .00

15. Remaining Unpaid Class HI: M-1 Interest Shortfall                 .00

    PRINCIPAL

16. Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

     (a)  Scheduled Principal                    .00
     (b)  Principal Repayments                   .00
     (c)  Liquidated Contracts                   .00
     (d)  Repurchases                            .00
     (e)  Previously undistributed
          Principal Amounts                      .00

                 Total Principal                                      .00

17. Class HI: M-1 Principal Distribution                              .00

18. Class HI: M-1 Principal Balance                         14,180,000.00

19. Pool Scheduled Principal Balance of Sub-Pool HI        160,457,775.41

20. Sub-Pool HI Senior Percentage for such Payment Date               100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 4

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PS5 PT3 PU0 PV8
                                 PW6 PX4 PY2
                                 Trust Account:  3335180-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount          .00

22.  Class HI: M-1 Liquidation Loss Principal Amount                  .00

23.  Interest at Class HI: M-1 Pass-Through Rate on:

          (a)  Class HI: M-1 Liquidation Loss Principal Amount        .00
          (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
               Shortfall                                              .00

24.  Amount applied to such interest                                  .00

25.  Liquidation Loss interest remaining unpaid                       .00

     CLASS HI: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount and Class HI: M-1 Distribution
     Amount (including Monthly Servicing Fee)                  654,077.39

     INTEREST

27.  Current Interest
          (a)  Class HI: M-2 Pass-Through Rate         7.90%
          (b)  Class HI: M-2 Interest                           59,052.50

28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall        .00

29.  Amount applied to Class HI: M-2 Interest Deficiency Amount       .00

30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount        .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 5


                                      Distribution Date:4/15/97
                                      CUSIP#:  393505 PS5 PT3 PU0 PV8
                                      PW6 PX4 PY2
                                      Trust Account:  3335180-0

31.  Remaining unpaid Class HI: M-2 Interest Shortfall                 .00

     PRINCIPAL

32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                   .00
          (b)  Principal Prepayments                 .00
          (c)  Liquidated Contracts                  .00
          (d)  Repurchases                           .00
          (e)  Previously undistributed
               Principal Amounts                     .00

                                 Total Principal                       .00

33.  Class HI: M-2 Principal Distribution                              .00

34.  Class HI: M-2 Principal Balance                          8,970,000.00

35.  Pool Schedule Principal of Sub-Pool HI                 160,457,775.41

36.  Sub-Pool HI Senior Percentage for such Payment Date               100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

38.  Class HI: M-2 Liquidation Loss Principal Amount                   .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

          (a)  Class HI: M-2 Liquidation Loss Principal Amount         .00

          (b)  Unpaid Class HI: M-2 Liquidation Loss
               Interest Shortfall                                      .00

40.  Amount applied to such interest                                   .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 6

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PS5 PT3 PU0 PV8
                                 PW6 PX4 PY2
                                 Trust Account:  3334953-0

41.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HI: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in October 1999)

42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Payment Date                                             .33%

          (b) Average Sixty-Day Delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 2.5%)           .31%

43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current
              Payment Date                                             .42%

          (b) Average Thirty-Day delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 5%)             .42%

44.  Sub-Pool HI Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 9%)               .13%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 7

                                        Distribution Date: 4/15/97
                                        CUSIP#:  393505 PS5 PT3 PU0 PV8 RR5
                                        RS3 PY2
                                        Trust Account:  3335180-0


45.  Sub-Pool HI Current Realized Losses Test

      (a)  Current Realized Losses for current
           Payment Date                                         89,250.74

      (b)  Current Realized Loss Ratio (total Realized Losses
           for most recent three months, multiplied By 4,
           divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current
     Remittance Date; may not exceed 2.5%)                      .57%

46.  Class HI: B Principal Balance Test

      (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
      Principal Balance for prior Payment Date (must equal or
     exceed 14.5%)                                              7.67%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                             595,024.89

     INTEREST

48.  Class HI: B-1 Pass-Through Rate                            7.60%

49.  Current Interest                                               45,473.33

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall            .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount           .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 8

                               Distribution Date: 4/15/97
                               CUSIP#:  393505 PS5 PT3 PU0 PV8 RR5
                               RS3 PY2
                               Trust Account:  3335180-0


53.  Remaining Unpaid Class HI: B-1 Interest Shortfall

     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                        .00
          (b)  Principal Prepayments                      .00
          (c)  Liquidated Contracts                       .00
          (d)  Repurchases                                .00
          (e)  Previously undistributed
               Principal Amounts                          .00

                         Total Principal                               .00

55.  Class HI: B Percentage for such Payment Date                        0%

56.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                               .00

57.  Class HI: B Principal Balance                           12,562,937.00

58.  Class HI: B-1 Principal Balance                          7,180,000.00

59.  Pool Scheduled Principal of Sub-Pool HI                160,457,775.41

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount           .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                   .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

          (a)  Class HI: B-1 Liquidation Loss Principal Amount         .00
          (b)  Unpaid Class HI: B-1 Liquidation Loss
               Interest Shortfall                                      .00

63.  Amount applied to such interest                                   .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 9


                            Distribution Date: 4/15/97
                            CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                            RS3 PY2
                            Trust Account:  3335180-0

64.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                     549,551.56

     INTEREST

66.  Class HI: B-2 Pass-Through Rate                  8.00%

67.  Current Interest                                            35,886.25

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall           .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                   .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal              .00
          (b)  Principal Prepayments            .00
          (c)  Liquidated Contracts             .00
          (d)  Repurchases                      .00
          (e)  Previously undistributed
               Principal Amounts                .00

                   Total Principal                                   .00

71.  Class HI: B Percentage for such Payment Date                      0%

72.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                          .00

73.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                              .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 10


                               Distribution Date: 4/15/97
                               CUSIP#:  393505 PS5 PT3 PU0 PV8 RR5
                               RS3 PY2
                               Trust Account:  3335180-0

74.  Class HI: B-2 Liquidation Loss Principal Amount                     .00

75.  Class HI: B-2 Guaranty Payment                                      .00

76.  Class HI: B-2 Principal Balance                            5,382,937.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI          160,457,775.41

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount             .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                     .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount           .00

          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                 .00

81.  Amount applied to such interest                                     .00

82.  Liquidation Loss interest remaining unpaid                          .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                           .70607444
          (b)  Class HI: A-2 Pool Factor                          1.00000000
          (c)  Class HI: A-3 Pool Factor                          1.00000000
          (d)  Class HI: M-1 Pool Factor                          1.00000000
          (e)  Class HI: M-2 Pool Factor                          1.00000000
          (f)  Class HI: B-1 Pool Factor                          1.00000000
          (g)  Class HI: B-2 Pool Factor                          1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 11


                                Distribution Date: 4/15/97
                                CUSIP#:  393505 PS5 PT3 PU0 PV8 RR5
                                RS3 PY2
                                Trust Account:  3335180-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days                        678,355.65         38
     (b)  60-89 days                        195,188.23         12
     (c)  90 or more days                   332,867.88         17

85.  Principal Balance of Defaulted Contracts                        114,880.71

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                                        6     89,250.74

87.  Number of Loans Remaining                                            9,705

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable                     14    221,680.95

89.  FHA Insurance reserve amount                                 92,851,520.04

90.  Amount received from FHA Insurance                                     .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 12

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                 QE5 QF2 QG0
                                 Trust Account:  3335180-0


     CLASS HE: A CERTIFICATES
     ------------------------

1.   (a)  Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                              5,309,499.70

     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for
          Payment Date                                                 .00

     (c)  Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest Deficiency
          Amount and Class HE: B-1 Interest Deficiency Amount
          for prior Payment Date                              5,309,499.70

     INTEREST

2.   Aggregate Interest
          (a)  Class HE: A-1 Pass-Through Rate       6.50%
          (b)  Class HE: A-1 Interest                           253,957.02
          (c)  Class HE: A-2 Pass-Through Rate       6.95%
          (d)  Class HE: A-2 Interest                           312,750.00
          (e)  Class HE: A-3 Pass-Through Rate       7.35%
          (f)  Class HE: A-3 Interest                           110,250.00
          (g)  Class HE: A-4 Pass-Through Rate       7.70%
          (h)  Class HE: A-4 Interest                           187,751.67

3.   Amount applied to Unpaid Class HE: A Interest Shortfall           .00

4.   Remaining Unpaid Class HE: A Interest Shortfall                   .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 12


                                      Distribution Date: 4/15/97
                                      CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                      QE5 QF2 QG0
                                      Trust Account:  3335180-0

     PRINCIPAL

5.   Sub-Pool HE: Class A Formula Principal Distribution Amount:
       (a)  Scheduled Principal                        153,099.58
       (b)  Principal Prepayments                    3,223,773.98
       (c)  Liquidated Contracts                       144,609.66
       (d)  Repurchases                                       .00
       (e)  Previously undistributed
            Principal Amounts                                 .00

                  Total Principal                             3,521,483.22

6.   Pool Scheduled Principal Balance of Sub-Pool HE        169,533,543.81

7.   Sub-Pool HE Senior Percentage of such Payment Date                100%

8.   Class HE: A Principal Distribution:

       (a)  Class HE: A-1                                     3,521,483.22
       (b)  Class HE: A-2                                              .00
       (c)  Class HE: A-3                                              .00
       (d)  Class HE: A-4                                              .00

9.   Class HE: A Principal Balance:

       (a)  Class HE: A-1                                    43,362,888.81
       (b)  Class HE: A-2                                    54,000,000.00
       (c)  Class HE: A-3                                    18,000,000.00
       (d)  Class HE: A-4                                    29,260,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)    923,307.79

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 13


                              Distribution Date: 4/15/97
                              CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                              QE5 QF2 QG0
                              Trust Account:  3335180-0

     INTEREST

11.  Current Interest
          (a)    Class HE: M-1 Pass-Through Rate      8.10%
          (b)    Class HE: M-1 Interest                          63,450.00

12.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall         .00

13.  Amount applied to Class HE: M-1 Interest Deficiency Amount        .00

14.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount         .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                 .00

     PRINCIPAL

16.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a)   Scheduled Principal              .00
          (b)   Principal Prepayments            .00
          (c)   Liquidated Contracts             .00
          (d)   Repurchases                      .00
          (e)   Previously undistributed
                Principal Amounts                .00

                   Total Principal                                     .00

17.  Class HE: M-1 Principal Distribution                              .00

18.  Class HE: M-1 Principal Balance                          9,400,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HE        169,533,543.81

20.  Sub-Pool HE Senior Percentage for such Payment Date               100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 14

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                 QE5 QF2 QG0
                                 Trust Account:  3335180-0

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

22.  Class HE: M-1 Liquidation Loss Principal Amount                   .00

23.  Interest at Class HE: M-1 Pass-Through Rate on:

       (a)  Class HE: M-1 Liquidation Loss
            Principal Amount                                           .00

       (b)  Unpaid Class HE: M-1 Liquidation Loss
            Interest Shortfall                                         .00

24.  Amount applied to such interest                                   .00

25.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                  859,857.79

     INTEREST

27.  Current Interest
       (a)  Class HE: M-2 Pass-Through Rate        8.30%
       (b)  Class HE: M-2 Interest                              45,511.67

28.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall        .00

29.  Amount applied to Class HE: M-2 Interest Deficiency Amount       .00

30.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount        .00

31.  Remaining unpaid Class HE: M-2 Interest Shortfall                .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 15

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                 QE5 QF2 QG0
                                 Trust Account:  3335180-0

     PRINCIPAL

32.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal              .00
          (b)  Principal Prepayments            .00
          (c)  Liquidated Contracts             .00
          (d)  Repurchases                      .00
          (e)  Previously undistributed
               Principal Amounts                .00

                     Total Principal                                     .00

33.  Class HE: M-2 Principal Distribution                                .00

34.  Class HE: M-2 Principal Balance                            6,580,000.00

35.  Pool Scheduled Principal of Sub-Pool HE                  169,533,543.81

36.  Sub-Pool HE Senior Percentage for such Payment Date                 100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount             .00

38.  Class HE: M-2 Liquidation Loss Principal Amount                     .00

39.  Interest at Class HE: M-2 Pass-Through Rate on:

        (a)   Class HE: M-2 Liquidation Loss Principal Amount            .00

        (b)   Unpaid Class HE: M-2 Liquidation Loss Interest
              Shortfall                                                  .00

40.  Amount applied to such interest                                     .00

41.  Liquidation Loss interest remaining unpaid                          .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 16

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                 QE5 QF2 QG0
                                 Trust Account:  3335180-0

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date            1.41%

     (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 2.5%)                                    1.73%

43.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date           3.77%

     (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
          months; may not exceed 5%)                                      3.55%

44.  Sub-Pool HE Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date
          (as a percentage of Cut-Off Date Pool Principal
          Balance; may not exceed 9%)                                      .01%

45.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date           24,130.39

     (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2%)                                         .06%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 17

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                 QE5 QF2 QG0
                                 Trust Account:  3335180-0

46.  Class HE: B Principal Test

     (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
          Balance for prior Payment Date (must equal or exceed 10%)   5.16%

     CLASS HE:B-1 CERTIFICATES
     -------------------------

47.  Sub-Pool HE Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount
     (including Monthly Servicing Fee)                          814,346.12


     INTEREST

48.  Class HE: B-1 Pass-Through Rate             8.00%

49.  Current Interest                                            43,866.67

50.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall         .00

51.  Amount applied to Class HE: B-1 Interest Deficiency Amount        .00

52.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount         .00

53.  Remaining Unpaid Class HE: B-1 Interest Shortfall                 .00

     PRINCIPAL

54.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal          .00
          (b)  Principal Prepayments        .00
          (c)  Liquidated Contracts         .00
          (d)  Repurchases                  .00
          (e)  Previously undistributed
               Principal Amounts            .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 18


                              Distribution Date: 4/15/97
                              CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                              QE5 QF2 QG0
                              Trust Account:  3335180-0


            Total Principal                                            .00

55.  Class HE: B Percentage for such Payment Date                        0%

56.  Class HE: B Percentage of Formula Principal Distribution Amount   .00

57.  Class HE: B Principal Balance                            8,930,655.00

58.  Class HE: B-1 Principal Balance                          6,580,000.00

59.  Pool Scheduled Principal of Sub-Pool HE                169,533,543.81

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

61.  Class HE: B-1 Liquidation Loss Principal Amount                   .00

62.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a) Class HE: B-1 Liquidation Loss Principal Amount               .00
     (b) Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall      .00

63.  Amount applied to such interest                                   .00

64.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HE: B-1 CERTIFICATES

65.  Remaining Sub-Pool HE Amount Available                     770,479.45

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 19

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                 QE5 QF2 QG0
                                 Trust Account:  3335180-0

     INTEREST

66.  Class HE: B-2 Pass-Through Rate                    8.30%

67.  Current Interest                                            16,258.70

68.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall         .00

69.  Remaining Unpaid Class HE: B-2 Interest Shortfall                 .00

     PRINCIPAL

70.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

          (a)   Scheduled Principal             .00
          (b)   Principal Prepayments           .00
          (c)   Liquidated Contracts            .00
          (d)   Repurchases                     .00
          (e)   Previously undistributed
                Principal Amounts               .00

                      Total Principal                                  .00

71.  Class HE: B Percentage for such Payment Date                        0%

72.  Class HE: B Percentage of Formula Principal Distribution Amount   .00

73.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)         .00

74.  Class HE: B-2 Liquidation Loss Principal Amount                   .00

75.  Class HE: B-2 Guaranty Payment                                    .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 20

                                 Distribution Date: 4/15/97
                                 CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                 QE5 QF2 QG0
                                 Trust Account:  3335180-0

76.  Class HE: B-2 Principal Balance                          2,350,655.00

77.  Pool Scheduled Principal Balance of Sub-Pool HE        169,533,543.81

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount        .00

79.  Class HE: B-2 Liquidation Loss Principal Amount                .00

80.  Interest at Class HE: B-2 Pass-Through Rate on:

     (a) Class HE: B-2 Liquidation Loss Principal Amount            .00
     (b) Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall   .00

81.  Amount applied to such interest                                .00

82.  Liquidation Loss interest remaining unpaid                     .00

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HE Pool Factors

       (a) Class HE: A-1 Pool Factor                       .69940143
       (b) Class HE: A-2 Pool Factor                      1.00000000
       (c) Class HE: A-3 Pool Factor                      1.00000000
       (d) Class HE: A-4 Pool Factor                      1.00000000
       (e) Class HE: M-1 Pool Factor                      1.00000000
       (f) Class HE: M-2 Pool Factor                      1.00000000
       (g) Class HE: B-1 Pool Factor                      1.00000000
       (h) Class HE: B-2 Pool Factor                      1.00000000

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)   31-59 days           6,392,987.42         133
     (b)   60-89 days           1,357,637.53          25
     (c)   90 or more days      1,028,572.54          24

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 21

                               Distribution Date: 4/15/97
                               CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                               QE5 QF2 QG0
                               Trust Account:  3335180-0

85.  Principal Balance of Defaulted Contracts                   950,182.02

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                     2                   24,130.39

87.  Number of Loans Remaining                       3,680

88.  Number of Principal Balance of Contracts with FHA Claims finally rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable           2                  144,609.66

89.  FHA Insurance reserve amount                            92,851,520.04

90.  Amount received from FHA Insurance                                .00

     CLASS HE: C CERTIFICATES
     ------------------------

91.  Monthly Servicing Fee                                      210,489.57

92.  Class HE: C Residual Payment                               841,958.28

93.  Class C Residual Payment                                   215,438.21